Exhibit 10.5 (d)
Tallgrass Office Lease
[Additional Hvac Equipment]
FOURTH AMENDMENT TO LEASE
     This Fourth Amendment to Lease (this “Amendment”) is made and entered into as of this 3rd day of May, 2010 by and between BOLINGBROOK INVESTORS, LLC, an Illinois limited liability company (“Landlord”), and ULTA SALON, COSMETICS & FRAGRANCE, INC., a Delaware corporation (“Tenant”).
Recitals
     A. Tenant has leased those certain Premises consisting of 82,468 rentable square feet (the “Premises”) in the Building located at 1000 Remington Boulevard, Bolingbrook, Illinois (the “Building”), pursuant to the terms and conditions contained in that certain Office Lease entered into by and between Tenant and Landlord dated April 17, 2007 (the “Office Lease ”) as amended by that Amendment to Lease dated November 2007 (the “First Amendment”), that Letter Agreement dated January 7, 2008 (the “Letter Amendment”), that Second Amendment to Lease dated February 20, 2008 (the “Second Amendment”), and that Third Amendment to Lease dated March     , 2008 (the “Third Amendment”, and together with the Office Lease, the First Amendment, the Letter Amendment, the Second Amendment and the Third Amendment, hereinafter referred to as the “Lease”).
     B. Landlord and Tenant desire to amend the Lease to allow for the installation of Additional HVAC Equipment (as hereinafter defined) and for certain other purposes.
Agreements
     NOW, THEREFORE, in consideration of the recitals, rent paid and to be paid to Landlord and the covenants to be performed in accordance with the terms and conditions hereinafter contained, Landlord and Tenant do hereby agree as follows:
     1. HVAC Units. Pursuant to the Third Amendment, Tenant has previously installed HVAC Equipment (as defined in the Third Amendment) on the roof of the Building and desires to install three (3) additional HVAC units. Landlord acknowledges that Tenant will install two (2) Additional HVAC units in 2010 (the “2010 Additional HVAC Units”) and one (1) additional HVAC Unit in 2011 (the “2011 Additional HVAC Unit”).
     2. Access to Roof and Installation of Additional HVAC Equipment. (a) So long as the Lease is in effect, Landlord grants to Tenant the right to install and maintain the 2010 Additional HVAC Units and the 2011 Additional HVAC Unit, together with necessary cables, conduit, and other related incidental items within utility chases and risers between the Premises and the roof as approved by Landlord (including the 2010 Additional HVAC Units and the 2011 Additional HVAC Unit, collectively referred to herein as the “Additional HVAC Equipment”), in accordance with all the terms and provisions of the Lease as hereby amended.
     (b) Tenant shall bear all costs of installation of the Additional HVAC Equipment, including Landlord-approved modifications required for the installation and costs of fulfilling all the requirements set forth in this Amendment.
     (c) Landlord shall have the right to approve the actual location of the Additional HVAC Equipment. Notwithstanding the foregoing, Landlord acknowledges that it has already approved and shall allow Tenant to install one (1) of the 2010 Additional HVAC Units in the location referenced on Exhibit A attached hereto and made a part hereof.

     (d) Before commencing construction of the Additional HVAC Equipment, Tenant shall provide Landlord with plans and specifications for the Additional HVAC Equipment, its location, and its means of attachment to the Building, which plans shall be subject to the approval of Landlord in its sole and absolute discretion in all respects, including, without limitation, as to the size, weight and capacity thereof. Notwithstanding the foregoing, Landlord acknowledges that it has already received and approved Tenant’s plans and specifications with respect to the first 2010 Additional HVAC Unit to be installed prepared by Chipman Adams Ltd. for Job No. 09-7563 (Sheets E-l, M1.0, M2.0, A-1.1) dated December 4, 2009, as revised February 5, 2010. In no event shall any approvals given by Landlord with respect to the construction or the installation of the Additional HVAC Equipment, or which Landlord has the right to give, nor the right of Landlord to supervise the installation of the Additional HVAC Equipment, constitute any warranty by Landlord of the adequacy, workmanship or quality of the Additional HVAC Equipment nor impose upon Landlord any liability in connection with the Additional HVAC Equipment. Landlord makes no representation and shall have no obligation with respect to the suitability of the roof for the installation and use of the Additional HVAC Equipment. Landlord shall be entitled to supervise Tenant’s installation of the Additional HVAC Equipment. Tenant agrees to pay all reasonable out-of-pocket third-party costs incurred by Landlord in connection with review of plans and specifications for the Additional HVAC Equipment or supervision of the installation thereof within ten (10) days after written notice thereof (accompanied by a paid receipt for such costs) given to Tenant from time to time. Landlord and Tenant acknowledge that the out-of-pocket third-party costs incurred by Landlord for review of the plans and specifications for the first 2010 Additional HVAC Unit total $1,085.
     (e) Access to the roof, cables, mechanical rooms or other areas of the Building and all work undertaken by Tenant shall be, in each instance, with reasonable prior notice to Landlord and in the presence of an employee or agent of Landlord, and shall otherwise be in accordance with Landlord’s required procedures and regulations.
     (f) Tenant shall secure all necessary building permits, consents and any other approvals of federal, state or local agency or government authority required for the Additional HVAC Equipment installation, shall provide copies of same to Landlord, and shall comply with all requirements of any such agency or authority and all other legal requirements, including, but not limited to, height restrictions and screening requirements. Tenant shall provide Landlord all installation specifications and drawings required for the securing of said permits, consents and approvals and any revisions thereto within five (5) days after submittal of same to the appropriate governmental agency.
     (g) Installation of the Additional HVAC Equipment shall be performed so as to cause no structural damage to the Building and in a manner that will not affect any roof or other warranty. Any damage to the Building caused by such installation or by the operation or existence of the Additional HVAC Equipment shall be repaired by Tenant immediately. At the termination of the Lease by expiration of time or otherwise, at the option of Landlord given by written notice thereof to Tenant no later than sixty (60) days prior to the expiration of the Term or, in the event of any early termination of the Lease, within twenty (20) days after such termination, Tenant, at its sole cost and expense, shall remove the Additional HVAC Equipment and all related equipment and shall restore the portions of the Building affected by the installation, operation or removal of the HVAC Equipment and Additional HVAC Equipment to the condition existing prior to the installation, operation or removal of all such equipment. Tenant shall further immediately repair, at its sole cost and expense, any damage or destruction caused by the removal of the Additional HVAC Equipment. Restoration and repair hereby required to be performed by Tenant shall be completed under the supervision of Landlord or Landlord’s agent at such time and in such manner as is acceptable to Landlord. If Tenant fails to perform any required repairs or remove any Additional HVAC Equipment required to be removed within thirty (30) days after written notice thereof (or such longer time period as may be reasonably necessary so long as Tenant has commenced such repairs within said thirty (30) day period, but in no event more than ninety

(90) days after such notice) then Landlord shall have the right to perform any repairs and removal and restoration, at Tenant’s sole cost and expense, and such expense shall be reimbursed to Landlord promptly upon demand together with an administrative charge of fifteen percent (15%) of the cost thereof. Notwithstanding anything contained herein, Tenant shall not remove, and shall not be reimbursed for the cost of, any component of the Additional HVAC Equipment or ancillary equipment which is affixed to, embedded in or permanently attached in or to the Building including, but not limited to, cables and other wiring, unless Landlord so directs otherwise.
     (h) Tenant agrees that the use of the Additional HVAC Equipment will not endanger or interfere with persons or equipment in the Building or surrounding property. Tenant shall hold the Landlord harmless and shall indemnify and defend the Landlord, its officers, directors, shareholders, partners, members, managers, affiliates, employees and agents from and against all loss, cost, injury, claims, demands and expenses of every kind (including reasonable attorneys’ fees) which arise from or are alleged with respect to Tenant’s exercise of the rights granted under this Amendment or actions pursuant hereto or any breach by Tenant of its obligations under this Amendment.
     (i) Tenant shall ensure that the installation is accomplished so that the Additional HVAC’S is securely attached to the Building, and Tenant assumes full responsibility for any physical damage to the Building which may be caused in whole or in part by the Additional HVAC Equipment or its support equipment.
     (j) Landlord and its officers, directors, shareholders, partners, members, members, affiliates, agents and employees shall not be liable or responsible to Tenant for any loss or damage to the Additional HVAC Equipment or person occasioned by theft, fire, act of God, public enemy, injunction, riot, strike, insurrection, war, court order, or for any damage or inconvenience which may arise through the maintenance, repair or alteration of any part of the Building, or the failure to make such repair. Tenant agrees and acknowledges that Landlord has made no representations or warranties with respect to the physical condition of the roof or any other portion of Building, their suitability for the purpose intended hereunder or any other matter hereunder. Landlord shall not be liable to Tenant for any interference with Tenant’s operation of the Additional HVAC Equipment caused by Landlord’s maintenance, repair or replacement of the roof or any other part of the Building, and Landlord and Tenant shall cooperate with each other so that Landlord can perform its obligations under the Lease.
     (k) The Additional HVAC Equipment shall be used only by Tenant in connection with Tenant’s Premises and shall not include any equipment or be used for the benefit of any other part of the Building.
     (l) The rights of Tenant under this Amendment are not assignable by Tenant and shall benefit only Tenant and not any successors, assigns or sublessees.
     (m) After the initial installation of the Additional HVAC Equipment, Landlord may from time to time cause Tenant to relocate the Additional HVAC Equipment or a portion thereof to another portion or portions of the roof of the Building at the sole cost of Tenant. In the event that Landlord requires Tenant to relocate the Additional HVAC Equipment at any time, Tenant, at Tenant’s sole cost and expense, shall so relocate the Additional HVAC Equipment to a location acceptable to Landlord and otherwise in compliance with the requirements of this Amendment within thirty (30) days after a written request by Landlord. If Tenant fails to comply with any relocation request as stated above Landlord may cause the Additional HVAC Equipment to be relocated at Tenant’s expense, and Tenant shall pay any and all costs incurred by Landlord to effectuate such relocation, plus a fifteen percent (15%) administrative fee within ten (10) days after notice from Landlord; provided, however, that in the event Tenant commences to relocate such Additional HVAC Equipment within said thirty (30) day period, it shall have such longer period of time to complete such relocation as is reasonably necessary so long as Tenant is diligently pursuing such relocation.
     (n) Tenant hereby agrees to extend its insurance required under the Lease to cover the Additional HVAC Equipment and installation thereof in compliance with the Lease.
     3. Tenant Allowance/Plan Allowance with respect to the Phase II and Phase III Premises. Notwithstanding anything to the contrary in the Lease (including without limitation, Section 7(b) of the Office Lease), Landlord shall provide to Tenant the Allowance (as defined in the Lease) and a contribution towards Tenant’s Plans as follows: (a) with respect to Phase I, Landlord has paid the Allowance and the Tenant Plan contribution with respect to Phase I; (b) with respect to Phase II, (i) $10.00 per square foot or $48,060.00 to be used towards the cost of the Tenant’s Work for Phase II and (ii) $0.08/square foot or $384.48 to be used towards the cost of Tenant’s Plans for Phase II (the amounts described in Subparagraphs (b)(i) and (ii) are collectively referred to as the “Phase II Allowance”); and (iii) the parties acknowledge that Tenant has submitted to Landlord all documentation as required pursuant to the Lease (including, without limitation, pursuant to Paragraph 9 of the Workletter) for payment of the Phase II Allowance and said Phase II Allowance shall be payable by Landlord forty five (45) days after the mutual execution and delivery of this Amendment; and (c) with respect to Phase III, (i) the amount of $10.00 per square foot or $383,070.00 to be used towards the costs of Tenant’s Work for Phase III; and (ii) $0.08/square foot or $3,064.56 to be used towards the cost of Tenant’s Plans for Phase III (the amounts described in Subparagraphs c(i) and c(ii) are collectively referred to as the “Phase III Allowance”) and (iii) the parties hereby agree that, as a condition to payment of the Phase III Allowance, Tenant shall submit to Landlord all documentation required pursuant to the Lease and Workletter for payment of the Phase III Allowance no later than January 31, 2011. If, following submission of substantially all the documentation required under the Lease for payment of the Phase III Allowance (the “Phase III Submission”), Landlord has any objection to any portion of the Phase III Submission or deems the Phase III Submission or any portion thereof to be insufficient or unsatisfactory, Landlord shall provide Tenant with written notice of any such objection within seven (7) business days following Landlord’s receipt of the Phase III Submission. Thereafter, Landlord and Tenant shall work together in good faith to ensure that Tenant delivers the documentation required by Landlord for the payment of the Phase III Allowance. Notwithstanding anything to the contrary contained herein, in the event that the Phase III Submission is tendered to Landlord by Tenant in good faith on or before January 31, 2011, Landlord will not deny payment of the Phase III Allowance, or any portion thereof, to Tenant if the Phase III Submission is not accepted by Landlord and Tenant is required to submit additional or alternate documentation after January 31, 2011; provided, however, Landlord shall not be required to pay Tenant the Phase III Allowance until all documentation required under the Lease is submitted to Landlord or if the Phase III Submission is not provided to Landlord on or before January 31, 2011. Except as modified herein, all other terms and conditions in the Workletter shall remain in full force and effect.
     4. Delivery of Phase III Premises. Tenant acknowledges that all Landlord’s Work, including, without limitation, a new demising partition near the north end of the Premises on the second floor as described in Section 6 of the Second Amendment, has been timely completed as required under the Lease.
     5. Legal Fees and Expenses. Tenant agrees to reimburse or pay, as applicable, all out-of- pocket legal fees and expenses incurred by Landlord from and after January 1, 2009 in connection with the unsigned Fourth Amendment to Lease prepared by Landlord’s counsel in 2009, certain issues with respect to the Lease and the review, negotiation, revisions and implementation of this Amendment, which legal fees and expenses incurred through February 28, 2010 total $3,050, no later than ten (10) days after notice thereof from time to time.

     6. Real Estate Brokers. Landlord and Tenant each represent and warrant to the other that it has not dealt with any real estate broker, salesperson or finder in connection with this Amendment, and each such party agrees to indemnify and hold the other harmless from any and all loss, damages, liabilities, claims, costs and expenses (including reasonable attorneys’ fees) arising from any claims or demands of any broker or brokers or finders with whom such party has dealt for any commission alleged to be due such broker, brokers, or finders.
     7. Landlord and Tenant Authorization. Landlord and Tenant each represents and warrants to the other that this Amendment has been duly authorized, executed and delivered by and on behalf of each of Landlord and Tenant, as applicable, and constitutes the valid and binding agreement of Landlord and Tenant, as applicable, in accordance with the terms hereof.
     8. Estoppel Statements. Tenant hereby certifies and agrees that, to the best of Tenant’s knowledge as of the date hereof, Landlord is not in default under the Lease and no event has occurred which, with the giving of notice or the passage of time, or both, would ripen into Landlord’s default under the Lease. Landlord hereby certifies and agrees that, to Landlord’s knowledge as of the date hereof without inquiry or investigation, Tenant is not in default under the Lease and no event has occurred which, with the giving of notice or the passage of time, or both, would ripen into Tenant’s default under the Lease.
     9. Ratification and Construction. The terms and provisions of the Lease as hereby amended are hereby ratified and confirmed in all respects. The definitions of all defined terms as set forth in the Lease shall apply to such terms used in this Amendment except as specifically provided herein to the contrary. The captions and headings used herein are for convenience only and shall not be deemed to limit the terms and provisions of this Amendment.
     10. Counterparts. This Amendment may be executed in multiple counterparts, each of which taken together shall constitute one instrument. For purposes of executing this Amendment, any signed copy of this Amendment may be transmitted by facsimile machine or computer scanned image transmission and the signature of any party hereon shall, for purposes of execution hereof, be considered an original signature. Any facsimile or computer scanned image transmission of this Amendment shall, at the request of either party, be re-executed by the other party in an original form, and neither party shall raise the use of a facsimile machine or computer scanned image transmission or the fact that any signature was transmitted thereby, as a defense to the effectiveness of this Amendment.
[Signatures Appear on the Following Page]

     IN WITNESS WHEREOF, the parties have caused this Fourth Amendment to Lease to be executed as of the date first above written.

LANDLORD:		TENANT:

BOLINGBROOK INVESTORS, LLC, an Illinois limited liability company		ULTA SALON, COSMETICS & FRAGRANCE, INC., a Delaware corporation

By:	/s/ Joseph I. Neverauskas	By:	/s/ Alex J. Lelli, Jr.

Name: Joseph I. Neverauskas		Name: Alex J. Lelli, Jr.
Title: Senior Vice President		Title: Senior Vice President Growth & Development

EXHIBIT A
ADDITIONAL HVAC EQUIPMENT
[See Attached]

TALLGRASS BUSINESS PARK 1000 REMINGTON BLVD. BOIINCSBROOK, IL 60440 BITE LQCATIQt TALLQRAS3 BU3tESS PARK UOO RENMGTON BLVD. BOUNQBROOK. L 6044O LANDLORD. COLUER8 B I K REAL ESTATE MANAGEMENT SERVICES 1000 REMHQTON BOULEVARD, BUTE 200 BOUNQBHOOK. L 8O440 CONTACT- JEFFREY C. VENABLE PHOtC. (eaoi 7SMTOO FAX- 1630) 768-8703 B4AL. JvHuUMdmtxiom TENANT. ULTA 1136 ARBOfl DMVE ROtCOVLLE. L e044O CONTACT- RICK UYER6 PHONB (830) 378-7137 E-UAL. rniy r Jt h 5Jiom ABCHTECT9. O8PhlAN ADAMS ABCmECTS. MC. WM H NORTHWESt HWY. 4TH FLOOR PARK R4H3E. LLWOtfl 6OOM-J 3 CONTACT- DAN TE8SAROLO phone- U47) 2oa-eoo FAX- (847) 288-8886 E-MAL- dtokMrola^MptnMwduu^om WCW BWWEEB8, WC. 780 CREB. MVE WOOD DALE. L Mttl CONTACT 9UNQ KWON PHONE- C830> 066-8000 FAX- (830) 686-M1 e-MAL- mgJcwonwcighwom R FffTBK7WCKSWON BIQMEBWQ NC 6101 N. M.WALKEE AVE NLES, L 607M CONTACT- 6TEP H BARNARD PHONE- 18471 068-0280 FAX. (8471 806-0204 EMAL. vnvd^M-p coB FURHTTURE VqjpQB. PROJECT DESIGN CONSULTANT AFFORDABLE OFFK6 INTERIORS 366 E NORTH AVE CAROL STREAM, L 00106 CONTACT- TWA ZMfeER PHONE- (630) 784-7734 EMAL tzbmw flordiU oMCM.oam ALL

WORK SHALL CONFORM TO THE LOOM, * STATE BUILDING CODE AND ORDINANCES. MECHANICAL CONTRACTOR SHALL BE RESPONSBLE FOR COORUNAtlNG THBR PORTION OF THE WORK WITH OTHER PORTIONS OF THE WORK. MECHANICAL CONTRACTOR SHALL BE HESPONSBLE FOR CONSTRUCTION MEANS. METHODS. TECHNIQUES. AND SAFETY TO THE PUBLIC AND TO PROPERTY DOTH PHVATE AND PUBLIC. MECHANICAL CONTRACTOR SHALL VISIT THE SITE TO BECOME FAUIUAH WTTH THIS PORTION Of THE WORK. MECHAMCAL CONTRACTOR SHALL BE RESPONSIBLE FOR ALL CUTTING AND PATCHING OF EXISTING MATERIALS RELATED TO THE INSTALLATION OF ANY NEW WORK. RELOCATION OF ANT WORK AND DEMOLITION WORK. NO CUTTING OF STRUCTURAL ELEMENTS SHALL BE DONE WITHOUT THE ARCHITECTS WRITTEN APPROVAL B. MECHANICAL CONTRACTOR SHALL BE RESPONSBIE FOR THE COMPLETE REMOVAL OF ALL EXISTING MECHANICAL EQUIPMENT. DUCTWORK AND DEVICES NOT REOUIPED FOR THE WORK AND NOT SHOWN AS EXISTING TO REMAIN AS INDICATED ON THE DRAWMGS. THE MECHANICAL CONTRACTOR SHALL VISTT THE SITE TO DETERMINE THE EttENT OF EXISTING MECHANICAL EQUIPMENT. DUCTS AND DEVICES TO BE REMOVED. ALL MECHANICAL SHUT DOWNS AND DEMOLITION SHALL BE PHASED AND COORDINATED WITH NEW WORK. MECHANICAL DEMOLITION CONTRACTOR SHALL BE RESPONSIBLE FOR COOROVMTING SHUT DOWNS AND REMOVAL OF MECHANICAL ITEMS WITH THE OWNERS PROJECT MANAGER AND WTTH THE LANDLORD. 7. CONTRACTOR SHALL BE RESPONSIBLE FOR FIELD SURVEY AND DOCUMENTING OF EUSTWG SYSTEMS. THESE CONTRACT DRAWINGS SHALL SERVE AS GUIDANCE FOR THE CONTRACTOR ALONG WITH FIELD SURVEY INFORMATION TO MSTALL THE BSTRBUTKW SYSTEMS REQUIRED FOR THE NEW EQUIPMENT AND DEVICES.

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El. FURNISH AND INSTALL Ail LABOR, TOOLS. MATERIAL. EQUIPMENT. SERVICES, AND RELATED ACCESSOflES NECESSARY FOR THE COMPLETE INSTALLATION OF ELECTRICAL WORK SHOWN ON THE DRAWINGS, SPECIFIED W THE NOTES. AND REQUIRED BY LOCAL CODE AUTHORITIES. E2. ALL WORK SHALL COMPLY MTH THE tOCAL COOES AND THEIR GOVERNING AUTHORITIES. E3. OBTAIN AND PAY FOR ALL PERMITS AND FEES RELATING TO ELECTRICAL SYSTEM. £1. IT IS INTENDED THAT ALL ITEMS OF WORK AND SYSTEMS BE FURNISHED AND INSTALLED COMPLETE IN ALL DETAILS. READY FOR SATISFACTORY OPERATION AND SERVICE. APPARATUS REQUIRED SHALL BE FURNISHED, EVEN THOUGH NOT SPECIFICALLY MENTIONED HEHEW. OR SHOWN ON THE DRAWINGS. ES PROVOE CROUNOINS OF ELECTRICAL WORK IN STRICT ACCOHJANCC WITH 1HE APPLICABLE COOES AND THEIR AUTHORITIES EG. COORDINATE ALL WORK MTH OTHER TRADES PRIOR TO ANT INSTALLATION. E7. PROVIDE CODE APPflOVtO OEAHAWH5 AROUND ELECTRICAL EQUIPMENT. Efl. MATERIALS AND EQUIPMENT SHALL 8£ NEW AND SHALL CONFORM TO THE N.E.M.A.. 2005 NATIONAL ELECTRICAL CODE (NEC), AND UNDERWATERS LABORATORIES (UL> STANDARDS IN EVERY CASE. WHERE SUCH STANDARDS HAVE BEEN ESTABLISHED. EB. COORDINATE STAQNC OF MATERIAL WTH BUILDING MANAGEMENT REPRESENTATIVE AT THE OF BODING. £10 TESTING — AFTER WIRES ARE IN H.ACE AND CONNECTED TO OEMCES AND EQUIPMENT, THE SYSTEM SHALL BE TESTED FOR SHORTS AND GROUNDS. ALL HOT WIRES, f SHORTED 00 GROUNDED, SHALL BE REMOVED AND REFtACED. Elt ALL METERS, INSTRUMENTS, CABLE CONNECTION. EQUIPMENT, OR APPARATUS NECESSARY FOR MAKING ALL TESTS. SHALL BE FURNISHED BT THIS CONTRACTOR AT HIS OHM EXPENSE. £12. AFTER THE COMPLETION OF THE INSTALLATION. THE ENTIRE SYSTEM SHALL BE THOROUGHLY CLEANED. CLEAN ALL FOREIGN MATTER. PAINT. 04. DIRT. UNREQURED LABELS. GREASE. AND STICKERS FROU FIXTURES AND EQUIPMENT. REMOVE FROM THE PREMISES ALL RUBBISH DEBRIS, ETC. ACCUMULATED 8Y THE ELECTRICAL INSTALLATION. E1J THE CONTRACTOR SHALL BE RESPONSIBLE FOR PROTECTING AIL EQUIPMENT AND SYSTEMS AGAINST HARMFUL EXPOSURE. OR ACCUMULATION OF DUST/MOISTURE. aOOOWG. CORROSION. OR OTHER FORMS OF DAMAGE. CLEAN AND RESTORE DAMAGED FINISHES AND EQUIPMENT TO PLACE MSTALLATION IN A LIKE-NEW CONDITION. El 4. ALL EQUIPMENT LOCATED OUTDOORS SHALL BE WEATHERPROOF TYPE. EIS EXPANSION FITTINGS — PROVIDE EXPANSION FITTINGS FOR CONDUITS CROSSNG EXPANSION JOINTS. Elfl. PERMANENT RECORDS — UPON COMPLETION OF THE INSTALLATION. FURNISH TO THE OWNER WIRING DIAGRAMS OF SPECIAL EQUIPMENT, LOW VOLTAGE SYSTEMS AND CONTROLS ALOftC WITH RECORD DRAW4GS. CATALOGS AND OPERATING INSTRUCTIONS FOR ALL EQUIPMENT AND CONTROLS SHALL BE ASSEMBLED, BOUND. AH) OVEN TO THE OWNER AS A CODE FOR FUTURE OPERATION AND REPAIR. E17 GUARANTEE — ALL ITEMS. MATERIALS. AND WORKMANSHIP FURNISHED UNDER THIS SPECIFICATION SHALL BE GUARANTEED FOR A PERIOD OF ONE(l) •itAR. AFTER ACCEPTANCE OF THE WORK AS EVIDENCED BY THE DATE OF FINAL CERTIFICATE, ANY DEFECTIVE MATERIAL OR FAULTY WORKMANSHIP SHALL BE REPLACED WITHOUT COST TO OWNER. EIS. VERIFY M FIELD IF THE SUSPENDED CQUNC SPACE IS UTILIZED AS A PLENUM SPACE. AIL WORK SHALL COMPLY WITH LOCAL CODE REQUIREMENTS FOR H5TALLATION IN PLENUM CEILING SPACES. Elfl- U4LESS SPECIFICALLY NOTED OTHENWSE. ALL WRING SHALL BE INSTALLED IN CONDUIT. EM ELECTRICAL METALLIC TUBND — UfUESS NOTED OTHERWISE. EMI “THINWALL” CONDUIT SHALL BE UTILIZED, IN GENERAL, WHERE PERMUTED BY CODE. MINIMUM SIZE CONDUIT SHALL BE 3/*”. UNLESS SPECtflCAU-Y NOTED OTHERWISE. £21. CONDUIT SHALL BE AS MANUFACTURED BY ALUED. TRIANGLE OR APPROVED EQUAL. £22. INTERMEDIATE METAL CONDUIT OR HEAVY-WALL STEEL CONDUT SHALL BE UTILIZED OUTDOORS. E2J. ALL CONDUIT AND WIONG SHALL BE CONCEALED WHEREVER POSSBLE. WERE CONDUIT AND WIRE CANNOT BE CONCEALED. PROVIDE WREMOLD OR SURFACE MOUNTED CONDUT ROUTED AS DIRECTED BY THE ARCMTECT. E24 ALL EXPOSED CONDUITS SHALL BE RUN PARALLEL TO OR AT RIGHT ANGLES TO STRUCTURAL MEMBERS. CAREFULLY COORDINATE EXACT ROUTING WITH THE ARCHITECTS REPRESENTATIVE, IN THE FtlO. PRIOR TO ANY INSTALLATION. E2&. ALL MNDUI15 SHALL BE INDEPENDENTLY SUPPORTED FROM THE BUILDING STRUCTURE. CONDUIT SHALL NOT BE SUPPORTED FROM VENTILATING DUCTS. MECHANICAL PIPIrM* SUSPENDED CDUNG GRIDS. OR THQR HANGERS. £26. “RES AND CABLES — ALL WIRE SHALL BE COPPER. BOO VOLT RATED WSW-ATlON, TYPE THHN/THWN. WIRE MALL BE SOUO FOR f[2. HO SMALLER AND STRANDED FOR SZE J10 AND LARGER. MINIMUM WIRE SIZE SHALL BE f 12. E27 OUTLET. PULL. AND JUNCTION BOXES SHALL BE II GAUGE. OR HEAVIER. STEEL. SHERARDIZED WITH REMOVABLE KNOCKOUTS. BOXES SHALL 8E AS MANUFACTURED BY APPLETON. STEZL EIB. DISCONNECT SWITCHES SHAU BE HEAVY-DUTY. QUICK-MAKE. QUICK-BREAK TYPE W NEMA I ENCLOSURE. SWITCHES SHALL BE AS MANUFACTURED SY SQUARE D, EATON. SIEMENS OH GENERAL ELECIRIC. £29 PROPERLY LABEL ALL PANELBOAHO DIRECTORIES FOR NEW WORK INVOLVED. DIRECTORIES 31 ALL BE TYPEWRITTEN. EM. WRING DEVICES SHAU. BE SPECIFICATION GRADE. TOGGLE SWITCHES SHALL BE QUIET TYPE RATED 20AMP, 120 VOLT. DUPLEX RECEPTACLES SHALL BE RATED 2QAMP. 120 VOLT GROUNDED. SPECIAL RECEPTACUZS SHALL BE PROVIDED AS REQUIRED. COVERPLATE FINISH FOR ALL DEVICES SHALL BE AS ORECTED BY ARCHITECT. WRING DEVICES SHALL BE AS MANUFACTURED BY PASS 4 SEYMOUR. HUBBELL. OR GENERAL ELECTRIC. EJI THE CONTRACTOR SHALL REMOVE OQ5TMG CQUNC SYSTEMS. IF REQUIRED, TO INSTALL NEW CONDUIT AND WIRING. AT COMPLETION OF NEW WORK. THIS CONTRACTOR SHALL REPLACE AND MATCH FINISH OF THE EXISTING CHUNG. Eli. THIS CONTRACTOR SHALL PROVIDE CUTTING AND PATCHING OF EXISTING MALLS AND FLOOR AFFECTED BY THE NEW WORK. PATCHING SHALL MATCH EXISTING. AND SHALL HE COORDINATED WITH THE OWNER’S REPRESENTATIVE. EU. CONTRACTOR SHALL LAYOUT BRANCH CIRCUIT MRWG AND ARRANGEMENT OF HOMERUNS FOR MAXIMUM EFFICIENCY. INCREASE WIRE SIZE IF VOLTAGE DROP EXCEEDS PI. ALL CIRCUIT NUMBERS SHOWN ARE FOR GUIDE ONLY. ELECTRICAL CONTRACTOR SHALL VERIFY EXACT CIRCUITS TO BE UTILIZED M THE HELD. P2. ELECTRICAL CONTRACTOR SHALL MRE ALL NEW CIRCUITS TO EXISTING SPARE CHCUITS M EXISTMC PANEL. P3. PROVIDE (3) NEW 30A-1P CIRCUIT BREAKER OF TTPE TO MATCH EXSTING IN EXISTING SPACE OF EXISTING PANEL. BULBING ENGINEER HAS PROVIDED LOAD READING OF EA MAXIMUM 3 PH. LOAD AT 277/4BOV., 3PH., 4W. FCR THE PAST 12 MONTHS, THEREFORE PANELS HAVE AVAILABLE SPARE CAPACITY TO fEED NEW CIRCUITS. P*. EXISTING CONVENIENCE WALL RECEPTACLES SERVING ROOM ARE EXISTING TO REMAIN. PRIOR TO CONSTRUCTION. ELECTRICAL CONTRACTOR SHALL VERIFY LOCATIONS OF EXISTING CONVENIENCE WALL RECEPTACLES. IF EXISTING CONVINCE WALL RECEPTACLES ARE LOCATED OK THE SAME WALL AS NEW RECEPTACLES SHOW4. EXISTING RECEPTACLES SHALL BE USED IN LIEU OF NEW SHOWN ON PLANS, OTHERWISE PROVIDE RECEPTACLES AS SHOWN AND TIE RECEPTACLE TO EXISTING CIRCUITS SERMNC RECEPTACLES IN THE ROOM WITH SPARE CAPAdTY- PS. WIRE TO SPARE CIRCUIT BREAKER IN EXISTING PANEL P6. PROVIDE NEW 60A-3P ORCUlT BREAKER OF TYPE ID UATQI EXISTING IN EMSTING SPAQS Of EXISTING PANEL. BULDING ENGINEER HAS PROVIDED LOAD READING OF IOA MAXMUM 3 PH. LOAD AT 277/4EOV.. S»H.. 4W. FOR THE PAST 12 MONTHS. THEREFORE PANELS HAVE AVAILABLE SPARE CAPACITY TO FEED NEW RTU. P7. POWER POLE WITH CENTER DIVIDER FOR ACCESS OF POWER AND DATA CABLJNG TO FURMTURE SYSTEM. COORDINATE EXACT SIZE. TYPE. HEIGHT AND LOCATION IN FIELD MTH GENERAL CONTRACTOR. ARCHITECT AND FURMTURE VENDOR. PB- ELECTRICAL CONTRACTOR SHALL PROVIDE CABLJNG BACK TO VOICE/DATA ROOM AS REQUIRED. COORDINATE EXACT VOICE/DATA ROOM LOCATION FOR TERMINATION AND CONNECTION OF VOICE/DATA DROPS WOH ULTA. COORDINATE EXACT CABLING. JACK AMI TERMINATION SPECtfnCAIlGNS HTH ULTA IT DEPARTMENT. INCLUDE ALL COSTS IN BASE BO. PB. PftOVUE CONDUIT STUB TO ACCESSIBLE CEILING FOR LOW VOLTAGE CABUNG ACCESS TO FURMTURE PARTITION. COORDMATE EXACT CONDUIT SIZE REQUIREMENTS MTH ULTA IT DEPARTMENT FWIOH TO SUBMITTING BID AND INCLUDE ALL COSTS M BASE ,